ESCROW AGREEMENT



     ESCROW  AGREEMENT  (this "Escrow Agreement") dated as of December 28, 2001,
                               ----------------
by  and  among  Amnis  Systems Inc., a Delaware corporation (the "Company"), the
                                                                  -------
investors  listed  on  Schedule  A attached hereto (the "Investors") and Bondy &
                       -----------                       ---------
Schloss  LLP,  as  escrow  agent  (the  "Escrow  Agent").
                                         -------------

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, pursuant to a Securities Purchase Agreement, dated as of December 28, 2001, by and among the Company and the Investors (the "Securities Purchase
                                                             -------------------
Agreement"),  the  Company  and  the  Investors  desire  to  have  (i)  secured
---------
convertible debentures (the "Debentures"); (ii) warrants (the "Warrants") to purchase shares of the Company's common stock, $0.0001 par value per share (the "Common Stock"); and (iii) shares of Common Stock representing 200% of the
 -------------
maximum number of shares of Common Stock (the "Escrow Share Minimum") underlying
                                               --------------------
the Debentures and the Warrants and any interest accrued and outstanding thereon (collectively, the "Escrow Shares"), delivered to the Escrow Agent to hold,
                      --------------
along with immediately available funds for the purchase of the Debentures and Warrants (the "Escrow Funds"), and the Escrow Agent has agreed to receive, hold
                ------------
and redeliver the Debentures, Warrants, Escrow Shares and the Escrow Funds, all upon the terms and subject to the conditions hereinafter set forth;

     WHEREAS, the Securities Purchase Agreement contemplates that the Escrow Funds shall be paid into escrow and the Debentures, Warrants and Escrow Shares to be purchased by the Investors shall be held in escrow and the Escrow Agent has agreed to receive, hold and pay such Escrow Funds and to receive and deliver the Debentures, Warrants and Escrow Shares, upon the terms and subject to the conditions hereinafter set forth; and

     WHEREAS, the Company acknowledges and agrees that this Escrow Agreement shall serve as irrevocable authorization and direction by the Company to the Escrow Agent to receive, hold, and ultimately deliver the Escrow Funds, Debentures, Warrants and Escrow Shares, upon the terms and subject to the conditions of this Escrow Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Escrow Agreement hereby agree as follows:

     1.     Defined  Terms.  Capitalized  terms  used  and not otherwise defined
            --------------
herein shall have the meanings respectively assigned to them in the Securities Purchase Agreement.

     2.     Escrow  of  Debentures and Warrants.  The Investors shall deliver or
            -----------------------------------
cause to be delivered to the Escrow Agent the Debentures, Warrants and applicable Escrow Funds on the Closing Date. On the Closing Date, the Escrow Agent shall wire transfer the Escrow Funds in accordance with the Disbursement of Funds memorandum. With respect to the subsequent investment, on the Effective Date, the Company shall deliver the Additional Debentures to the Escrow Agent, the Investors shall wire transfer the Escrow Funds in accordance with the Disbursement of Funds memorandum. Subject to the terms of this Escrow Agreement and the Securities Purchase Agreement, on or before the tenth (10th) business day after the Effective Date, the Escrow Agent shall wire transfer the Escrow Funds to the Company. Prior to the wiring of the Escrow Funds for each Closing, the Investors shall confirm to the Escrow Agent that the conditions contained in Section 7 of the Securities Purchase Agreement have been either met by the Company or waived by the Investors.

     3.     Escrow  Shares.  On  the  Closing Date, the Company shall deliver or
            --------------
cause to be delivered to the Escrow Agent the common stock share certificates representing the Escrow Shares (the "Certificates"), registered in the name of
                                       ------------
the Investors (or any nominee designated by Investors), free and clear of all liens, claims, charges and encumbrances, representing 200% of the maximum number of shares of Common Stock underlying the Debentures and the Warrants and any interest accrued and outstanding thereon. The Company shall maintain the Escrow Share Minimum in the Escrow Account (as defined below) at all times throughout the term of this Escrow Agreement. If the number of Escrow Shares falls below 175% of the maximum number of shares of Common Stock underlying the Debentures and the Warrants and any interest accrued and outstanding thereon, the Company shall replenish the Escrow Account with such number of additional shares to maintain the Escrow Share Minimum (the "Replenishment Shares") by delivering the
                                        --------------------
Replenishment Shares to the Escrow Agent by the second (2nd) business day of each month. Upon conversion of the Debentures and/or upon exercise of the Warrants, the Investors shall deliver a copy of the duly executed notice of exercise or notice of conversion, as the case may be, to the Escrow Agent. Within one (1) business day after receipt of such notice, the Escrow Agent shall deliver one or more Certificates to Interwest Transfer Company, Inc., the transfer  agent  for  the  Company  (the  "Transfer  Agent"), for removal of any
                                           ---------------
restrictive legends pursuant to the Irrevocable Transfer Agent Instructions, and upon receipt of such Certificates, shall cause same to be delivered to or for the benefit of the Investors pursuant to written instructions of the Investors.

     4.     Escrow  Period.  The  Certificates  delivered  to  the  Escrow Agent
            --------------
pursuant to this Escrow Agreement shall be deposited for safekeeping with the Escrow Agent (the "Escrow Account"). During the period beginning on the Closing
                   --------------
Date and continuing until all shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants are sold pursuant to the Registration Statement (as defined in the Registration Rights Agreement) (the "Escrow Period"), none of such Escrow Shares deposited in the Escrow Account
  -------------
shall become the property of the Investors or any other entity or be subject to the debts of the Investors or any other entity except as expressly provided herein, and the Escrow Agent shall neither make nor permit any disbursements or deliveries from the Escrow Account except as expressly provided herein. Notwithstanding the foregoing, if any Escrow Shares remain in the Escrow Account, all such Escrow Shares then remaining in the Escrow Account shall be forwarded to the Transfer Agent within five (5) business days thereafter upon written request given to Escrow Agent by the Company.

     5.     Holding of Shares.  The Escrow Agent shall hold the Escrow Shares in
            -----------------
a  segregated  escrow  account  where  it  normally  holds  such  Escrow Shares.

     6.     Further  Assurances.  The Company and the Investors agree to do such
            -------------------
further acts and to execute and deliver such statements, assignments, agreements, instruments and other documents as the Escrow Agent, from time to time, may reasonably request in connection with the administration, maintenance, enforcement or adjudication of this Escrow Agreement in order (a) to give the Escrow Agent confirmation and assurance of the Escrow Agent's rights, powers, privileges, remedies and interests under this Escrow Agreement and applicable law, (b) to better enable the Escrow Agent to exercise any such right, power, privilege, remedy or interest, or (c) to otherwise effectuate the purpose and the terms and provisions of this Escrow Agreement, each in such form and substance as may be reasonably acceptable to the Escrow Agent.

     7.     Conflicting  Demands.  If  conflicting  or adverse claims or demands
            --------------------
are made or notices served upon the Escrow Agent with respect to the escrow provided for herein, the Company and the Investors agree that the Escrow Agent shall refuse to comply with any such claim or demand and withhold and stop all further performance of this escrow so long as such disagreement shall continue. In so doing, the Escrow Agent shall not be or become liable for damages, losses, costs, expenses or interest to any person for its failure to comply with such conflicting or adverse demands. The Escrow Agent shall be entitled to continue to so refrain and refuse to so act until such conflicting claims or demands shall have been finally determined by a court or arbitrator of competent jurisdiction or shall have been settled by agreement of the parties to such controversy, in which case the Escrow Agent shall be notified thereof in a notice signed by such parties. The Escrow Agent may also elect to commence an interpleader or other action for declaratory judgment for the purpose of having the respective rights of the claimants adjudicated, and may deposit with the court the Escrow Shares and the Escrow Funds held hereunder pursuant to this Escrow Agreement; and if it so commences and deposits, the Escrow Agent shall be relieved and discharged from any further duties and obligations under this Escrow Agreement.

     8.     Disputes.  Each  of  the  parties hereto hereby covenants and agrees
            --------
that the Federal or state courts located in the County of New York, State of New York shall have jurisdiction over any dispute with the Escrow Agent or relating to this Escrow Agreement.

     9.     Expenses of the Escrow Agent.  The Company agrees to pay any and all
            ----------------------------
out-of-pocket costs and expenses up to $5,000 per year (excluding the costs and expenses incurred by the Escrow Agent in connection with the commencement of an interpleader pursuant to Section 7 hereof) incurred by the Escrow Agent in connection with all waivers, releases, discharges, satisfactions, modifications and amendments of this Escrow Agreement, the administration and holding of the Escrow Shares and the investment of the Escrow Funds, and the enforcement, protection and adjudication of the Escrow Agent's rights hereunder by the Escrow Agent, including, without limitation, the out-of-pocket disbursements of the Escrow Agent itself and expenses and costs of other attorneys it may retain, if any. The Company shall be liable to the Escrow Agent for any expenses payable by the Escrow Agent.

     10.     Reliance  on  Documents  and  Experts.  The  Escrow  Agent shall be
             -------------------------------------
entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which to the extent permitted hereunder may be by telegram, cable, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of legal counsel (including itself or counsel for any party hereto), independent public accountants and other experts selected by the Escrow Agent and mutually acceptable to the Company and the Investors.

     11.     Status  of the Escrow Agent, Etc.  The Escrow Agent is acting under
             --------------------------------
this Escrow Agreement as a stakeholder only. No term or provision of this Escrow Agreement is intended to create, nor shall any such term or provision be deemed to have created, any joint venture, partnership or attorney-client relationship between or among the Escrow Agent and the Company or the Investors. This Escrow Agreement shall not be deemed to prohibit or in any way restrict the Escrow Agent's representation of the Investors, who may be advised by the Escrow Agent on any and all matters pertaining to this Escrow Agreement. To the extent the Investors have been represented by the Escrow Agent, each Investor hereby waives any conflict of interest and irrevocably authorizes and directs the Escrow Agent to carry out the terms and provisions of this Escrow Agreement fairly as to all parties, without regard to any such representation and irrespective of the impact upon such Investor. The Escrow Agent's only duties are those expressly set forth in this Escrow Agreement, and the Company and the Investors authorize the Escrow Agent to perform those duties in accordance with its usual practices in holding funds of its own or those of other escrows. The Escrow Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Escrow Agreement and applicable law or perform any of its duties under this Escrow Agreement by or through its partners, employees, attorneys, agents or designees.

     12.     Exculpation.  The  Escrow  Agent  and  its  designees,  and  their
             -----------
respective partners, employees, attorneys and agents, shall not incur any liability whatsoever for the investment or disposition of the Escrow Shares or the Escrow Funds or the taking of any other action in accordance with the terms and provisions of this Escrow Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Escrow Agreement), or for any act or omission of any other person selected with reasonable care and engaged by the Escrow Agent in connection with this Escrow Agreement (other than for such Escrow Agent's or such person's own acts or omissions breaching a duty owed to the claimant under this Escrow Agreement and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction); and the Company and the Investors hereby waive any and all claims and actions whatsoever against the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances. Furthermore, the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, shall not incur any liability (other than for a person's own acts or omissions breaching a duty owed to the claimant under this Escrow Agreement and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) for other acts and omissions arising out of or related directly or indirectly to this Escrow Agreement; and the Company and the Investors hereby expressly waive any and all claims and actions (other than the Escrow Agent's or such person's own acts or omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) against the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances.

     13.     Indemnification.  The  Escrow  Agent  and  its designees, and their
             ---------------
respective partners, employees, attorneys and agents, shall be indemnified, reimbursed, held harmless and, at the request of the Escrow Agent, defended, by the Company from and against any and all claims, liabilities, losses and expenses (including, without limitation, the reasonable disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Escrow Agreement or the Escrow Shares, except such as are occasioned by the indemnified person's own acts and omissions breaching a duty owed to the claimant under this Escrow Agreement and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction.

     14.     Notices.  Any  notice,  request,  demand  or  other  communication
             -------
permitted or required to be given hereunder shall be in writing, shall be sent by one of the following means to the addressee at the address set forth below (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have been given: (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (b) on the second (2nd) business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, whichever shall first occur.


If to the Company:       Amnis  Systems  Inc.
                         3450 Hillview Avenue
                         Palo Alto, California 94304
                         Attention: Michael A. Liccardo, President and Chief
                         Financial Officer

                         Telecopier: 650-850-0200
                         Telephone: 650-354-8854

with  a  copy  to:       Leland, Parachini, Steinberg, Matzger, Melnick, LLP
                         333 Market Street, 27th Floor
                         San Francisco, California 94105
                         Attention: Edward V. Pollack, Esquire
                         Telecopier: 415-957-1800
                         Telephone:  415-974-1520

If  to any Investor:     at the address of such Investor set forth on Schedule A
                                                                      ----------
                         to this Escrow Agreement, with a copy to the Investor's counsel as set forth on Schedule A or as specified in writing by such Investor.

If to the Escrow Agent:  Bondy  &  Schloss  LLP
                         6 East 43rd Street
                         New York, NY 10017
                         Attention: Jeffrey A Rinde
                         Telecopier:: 212-972-1677
                         Telephone: 212-661-3535

     15.     Section  and  Other  Headings.  The  section  and  other  headings
             -----------------------------
contained in this Escrow Agreement are for convenience only, shall not be deemed a part of this Escrow Agreement and shall not affect the meaning or interpretation of this Escrow Agreement.

     16.     Governing  Law.  This  Escrow  Agreement  shall be governed by, and
             --------------
construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of law. The Company and the Investors
(i) hereby irrevocably submit to the jurisdiction of the United States District Court sitting in the Southern District of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Securities Purchase Agreement and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and the Investors consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 16 shall affect or limit any right to serve process in any other manner permitted by law.

     17.     Counterparts.  This Escrow Agreement may be executed by the parties
             ------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute one and the same agreement.

     18.    Resignation  of Escrow Agent.  The Escrow Agent may, at any time, at
            ----------------------------
its option, elect to resign its duties as Escrow Agent under this Escrow Agreement by providing notice thereof to the Company and the Investors. In such event, the Escrow Agent shall deposit the Escrow Shares and the Escrow Funds with a successor independent escrow agent to be appointed by (a) the Company and the Investors within thirty (30) days following the receipt of notice of resignation from the Escrow Agent, or (b) the Escrow Agent if the Company and the Investors shall have not agreed on a successor escrow agent within the aforesaid 30-day period, upon which appointment and delivery of the Escrow Funds and the Escrow Shares, the Escrow Agent shall be released of and from all liability under this Escrow Agreement.

     19.     Successors  and  Assigns;  Assignment.  Whenever  in  this  Escrow
             -------------------------------------
Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns and legal representatives of such party, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of the Company and the Investors in this Escrow Agreement shall inure to the benefit of any successor escrow agent hereunder; provided, however, that nothing herein shall
                                    --------  -------
be deemed to authorize or permit the Company or the Investors to assign any of their rights or obligations hereunder to any other person (whether or not an affiliate of the Company or the Investors) without the written consent of each of the other parties nor to authorize or permit the Escrow Agent to assign any of its duties or obligations hereunder except as provided in this Section 19 hereof.

     20.     No  Third  Party Rights.  The representations, warranties and other
             -----------------------
terms and provisions of this Escrow Agreement are for the exclusive benefit of the parties hereto, and no other person, including the creditors of the Company or the Investors, shall have any right or claim against any party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any party.

     21.     No  Waiver  by  Action,  Etc.  Any waiver or consent respecting any
             ----------------------------
representation, warranty, covenant or other term or provision of this Escrow Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this Escrow Agreement in any manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such term or provision. No notice to or demand on the Company or the Investors in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. All rights, powers, privileges, remedies and interests of the parties under this Escrow Agreement are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided herein) any other right, power, privilege, remedy or interest of the parties under this Escrow Agreement or applicable law.

     22.     Modification,  Amendment,  Etc.  Each  and  every  modification and
             ------------------------------
amendment of this Escrow Agreement shall be in writing and signed by all of the parties hereto, and each and every waiver of, or consent to any departure from, any covenant, representation, warranty or other provision of this Escrow Agreement shall be in writing and signed by the party granting such waiver or consent.

     23.     Entire  Agreement.  This  Escrow  Agreement  contains  the  entire
             -----------------
agreement of the parties with respect to the matters contained herein and supersedes all prior representations, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement on the date first written above.

                                        AMNIS  SYSTEMS  INC.

                                        By: /s/  Michael  A.  Liccardo
                                        ------------------------------------
                                        Name:  Michael  A.  Liccardo
                                        Title: C.E.O.



                                        BONDY & SCHLOSS LLP, as escrow agent

                                        By: /s/  Jeffrey  A  Rinde
                                        ------------------------------------
                                        Name:  Jeffrey  A  Rinde
                                        Title:



                                        BRISTOL INVESTMENT FUND, LTD.

                                        By: /s/  Diana  Derycz  Kessler
                                        ------------------------------------
                                               Diana  Derycz  Kessler
                                               Director

                                   Schedule A
                                   ----------


Names  and  Addresses  of  Investors
------------------------------------

Bristol  Investment  Fund,  Ltd.
Caledonian  House
Jennett  Street
George  Town
Grand  Cayman,  Cayman  Islands
Telephone:  441-298-5067
Facsimile:  441-295-2305


with a copy to:


Bristol  DLP,  LLC
Investment  Manager
6363  Sunset  Blvd.,  Fifth  Floor
Hollywood,  California  90028
Attention:  Amy  Wang,  Esq.
Telephone:  323-769-2852
Facsimile:  323-468-8307
Email:  amy@bristolcompanies.net


Bondy  &  Schloss  LLP
6  East  43rd  Street
New  York,  NY  10017
Attention:  Jeffrey  A  Rinde
Telephone:  212-661-3535
Facsimile:  212-972-1677